UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 7, 2007 (August 1, 2007)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2007, the Board of Directors of Crimson Exploration Inc. (the “Company”), on the recommendation of the Compensation Committee of the Company’s Board of Directors, approved the payment of a cash bonus award of $100,000, and the grant of 50,000 shares of the Company’s common stock pursuant to a restricted stock award, to each of Allan D. Keel, President and Chief Executive Officer, E. Joseph Grady, Chief Financial Officer and Senior Vice President, and Jay S. Mengle, Senior Vice President – Engineering. The Board of Directors also approved the payment of a cash bonus award of $50,000 and the grant of 50,000 shares of common stock pursuant to a restricted stock award to Tracy Price, Senior Vice President – Land/Business Development, and a grant of 50,000 shares of common stock pursuant to a restricted stock award to Thomas H. Atkins, Senior Vice President – Exploration. The restricted stock awards will vest over a period of four years, i.e. 33%, 23%, 22% and 22% over the following four years. Approval of the bonus payments and restricted stock grants was in recognition of the executive officers’ performance in consummating the acquisition of a package of producing gas fields and undeveloped acreage in South Texas and South Louisiana from EXCO Resources, Inc. on May 8, 2007, and in recognition of the need to make appropriate adjustments to compensation to the Company’s executive officers commensurate with that currently provided to similarly-situated executives in the Company’s highly competitive industry, and to provide equity incentives to those officers to remain with the Company to maximize return to the Company’s shareholders.

The form of restricted stock award to be used in connection with the awards described above is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Exhibit Number	Description
99.1	Form of Restricted Stock Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: August 7, 2007	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Form of Restricted Stock Award

EXHIBIT 99.1

CRIMSON EXPLORATION INC.

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Crimson Exploration Inc., a Delaware corporation (the “Company”), and the executive officer of the Company named below (the “Grantee”).

Grantee:
Social Security Number:

Address:	c/o Crimson Exploration Inc.
717 Texas Ave Suite 2900
Houston, Texas 77002

Total Restricted Shares:
Fair Market Value Per Share:	[$X] (on Date of Grant)
Fair Market Value Aggregate:	[$X] (on Date of Grant)
Purchase Price/Consideration:	Granted as compensation for services

rendered as an Executive Officer of the Company.

Date of Grant:	[X, 2007]
I.	Definitions.

A.    “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

B.     “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

C.	“Board” means the Board of Directors of the Company.

D.    “Cause” means, (a) if Grantee is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) otherwise, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether Grantee has been discharged for Cause.

E.	“Change in Control” shall mean:

1.     the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Permitted Holders;

2.     the adoption of a plan relating to the liquidation or dissolution of the Company;

3.     the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such terms are used in Section 13(d) of the Exchange Act) other than Permitted Holders, becomes the Beneficial Owner directly or indirectly of more than 50% of the voting power of the Company; or

4.     Incumbent Directors cease for any reason to constitute at least a majority of the Board; and

5.     The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (1) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or (2) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

F.	“Code” means the Internal Revenue Code of 1986, as amended.
G.	“Committee” means the Compensation Committee of the Board.

H.    “Common Stock” means the Common Stock, $0.001 par value per share of the Company.

I.      “Continuous Service” means that Grantee’s service with the Company or an Affiliate as an Employee is not interrupted or terminated. Grantee’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Grantee renders service to the Company or an Affiliate as an Employee, or a change in the entity for which Grantee renders such service, provided that there is no interruption or termination of Grantee’s Continuous Service.

J.	“Director” means a member of the Board of Directors of the Company.

K.    “Disability” means that Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Grantee is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Grantee participates.

L.	“Employee” means any person employed by the Company or an Affiliate.
M.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

N.    “Incumbent Directors” means individuals who, on the date of grant, constitute the Board, provided that any individual becoming a Director subsequent to the date of grant whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

O.    “Permitted Holders” means Oaktree Capital Management, LLC, OCM GW Holdings, LLC, and the Related Parties.

P.     “Related Party” means (1) any controlling shareholder, partner, member or 51% (or more) owned subsidiary of Oaktree Capital Management, LLC or OCM GW Holdings, LLC; or (2) any trust, corporation, partnership, limited liability company or other entity, the beneficiaries, shareholders, partners, members, owners or persons beneficially holding (directly or through one or more subsidiaries) a 51% or more controlling interest of which consist of either or both of Oaktree Capital Management, LLC or OCM GW Holdings, LLC and/or such other persons referred to in the immediately preceding clause or this clause (2).

Q.	“Securities Act” means the Securities Act of 1933, as amended.
II.	Grant of Restricted Shares.

The Company hereby grants to Grantee the total number of restricted shares of Common Stock of the Company set forth above as Total Restricted Shares (the “Shares”), subject to all of the terms and conditions of this Agreement. Until such Shares have vested (subject to Section 4), Grantee may not transfer, sell, assign, pledge, hypotheocate, give, create a security interest or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly, by operation of law or otherwise, any Shares.

III.	Vesting Period.

A.    Regular Vesting. Provided Grantee continues to provide Continuous Service to the Company or any Affiliate, the Shares will vest as follows:

[INSERT VESTING SCHEDULE]

When issued, the certificates evidencing the Shares will be held by the Company until the applicable tranche of Shares is fully vested, at which time a certificate representing such vested

Shares will be released to Grantee. Such Certificate shall be delivered to Grantee within 2 ½ months after the end of Grantee’s taxable year in which the applicable tranche of Shares has vested.

B.     Change of Control. In the event of a Change of Control, vesting shall be accelerated and the Shares shall become immediately vested with respect to one hundred percent (100%) of the Shares without regard to Grantee’s number of years of Continuous Service.

C.    Termination for Cause or Participant’s Voluntary Resignation. If Grantee’s Continuous Service is terminated by the Company for Cause or by Grantee’s voluntary resignation, Grantee shall forfeit unvested Shares and any or all of the Shares which have not vested as of the date of termination shall be forfeited and Grantee shall have no rights with respect to the Shares.

D.    Termination Without Cause. In the event Participant’s Continuous Service is terminated by the Company without Cause, vesting shall be accelerated and the Shares shall become immediately vested with respect to one hundred percent (100%) of the Shares without regard to Grantee’s number of years of Continuous Service.

E.     Death or Disability. In the event Participant’s Continuous Service is terminated on account of death or Disability, for purposes of determining vesting under Section 3.1, Grantee shall be deemed to continue Continuous Service through the date that is the anniversary of the Date of Grant coincident with or next following the date of such termination.

IV.	Compliance with Laws and Regulations.

A.    The issuance and transfer of Shares shall be subject to compliance by the Company and Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Grantee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

B.     Grantee represents and warrants that (i) Grantee, as an executive officer of the Company, is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act; (ii) Grantee has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of holding the Common Stock and Grantee is able financially to bear the risks thereof; (iii) Grantee has received or has had full access to all the information Grantee considers necessary or appropriate to make an informed decision with respect to the Shares acquired under this Agreement; (iv) Grantee further has had an opportunity to ask questions and receive answers regarding the terms and conditions of the offering of the Shares and to obtain additional information necessary to verify any information furnished to Grantee or to which Grantee had access; and (v) the Shares being acquired by Grantee are being acquired for Grantee’s own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

C.    Grantee understands that (i) the Shares have not been registered under the Securities Act because of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and (iii) the Shares will bear the appropriate legend required by the Securities Act.

V.	General.

A.    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Grantee.

B.     Entire Agreement. This Agreement constitutes the entire agreement of the parties and supercedes all prior undertakings and agreements with respect to the subject matter hereof.

C.    Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Grantee shall be in writing and addressed to Grantee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

D.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Grantee and Grantee’s heirs, executors, administrators, legal representatives, successors and assigns.

E.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

F.     No Employment or other Service Rights. Nothing in this Agreement shall confer upon Grantee any right to continue to serve the Company or an Affiliate in the capacity in effect at the time of grant or shall affect the right of the Company or an Affiliate to terminate the employment of Grantee with or without notice and with or without Cause, subject to any written employment agreement with Grantee and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

G.    Withholding Obligations. Grantee may satisfy any federal, state or local tax withholding obligation relating to the acquisition of Common Stock hereunder by any of the following means (in addition to the Company’s right to withhold from any compensation paid to Grantee by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise deliverable to Grantee as a result of the vesting of Shares under this Agreement, provided, however, that no shares of Common Stock may be withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.

H.    Amendment. The Committee at any time, and from time to time, may amend the terms of this Agreement; provided, however, that the Committee may not effect any amendment which would otherwise constitute an impairment of the rights of Grantee under this Agreement unless (a) the Company requests the consent of Grantee and (b) Grantee consents in writing.

I.      Corporate Transactions. In the event of any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (in each case other than in respect of a Change of Control) (collectively, a “Corporate Transaction”), then, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding unvested Shares hereunder by the Company (if the Company is the surviving entity); (ii) the assumption of such outstanding unvested Shares; (iii) the substitution by the surviving entity or its parent of grants with substantially the same terms for such outstanding Shares as provided hereunder; or (iv) the cancellation of such outstanding unvested Shares with or without payment of any consideration. Any such payment may be paid in cash or such other consideration payable to the holders of outstanding shares of Common Stock of the Company in connection with such Corporate Transaction. In addition, the Committee, in its discretion, may provide for acceleration of unvested Shares in connection with any of the alternatives described above.

J.      Capitalization Adjustments. In the event of a stock split, stock dividend, liquidating dividend or other change in the Common Stock without the receipt of consideration by the Company, the Committee shall proportionately adjust the number of unvested Shares or class of unvested Shares, or both, as appropriate to reflect any change in the number, class or fair market value of issued shares of Common Stock resulting from such transaction; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. The Committee’s determination in respect of such adjustment shall be binding and conclusive on all parties. The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

VI.   Acceptance. Grantee has read and understands the terms and provisions, and accepts the award of the Shares subject to all the terms and conditions of this Agreement. Grantee acknowledges that there may be adverse tax consequences upon disposition of the Shares and that Grantee should consult a tax advisor prior to such disposition.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Grantee has executed this Agreement, effective as of the Date of Grant.

CRIMSON EXPLORATION INC.

By:
Name:
Title:

GRANTEE

(Signature)

Printed Name:
Title: